UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: July 15, 2007
                     (Date of earliest event reported)


                           Nyer Medical Group, Inc.
            (Exact Name of Registrant as Specified in its Charter)


                                  Florida
              (State or other jurisdiction of incorporation)

            000-20175                              01-0469607
           (Commission                             (IRS Employer
            File Number)                           Identification No.)


           1292 Hammond Street, Bangor, Maine           04401
          (Address of principal executive offices)     (Zip Code)

                                (207) 942-5273
                          Registrant's telephone number,
                              including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

 ( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))








Item 8.01   Other Events.

On August 9, 2006, Nyer Medical Group, Inc. (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission which stated, in part, that the Company had entered into an agreement (the "Agreement") with certain minority shareholders (the "Minority Shareholders") of each of D.A.W., Inc. ("DAW") and F.M.T. Franchise Co., Inc. ("FMT"). Each of DAW and FMT are subsidiaries of the Company, with each such entity being owned 80% by the Company and 20% by the Minority Shareholders.

The Agreement, among other things, provides that:

(a) the Minority Shareholders will forbear from requiring the Company to immediately pay the aggregate amount of $4,000,000 (the "Amount") to the Minority Shareholders in exchange for all of the Minority Shareholders' shares in each of DAW and FMT (the "Shares") until the earlier of
(i) July 15, 2007 and (ii) the date of the closing of the purchase of the
Shares by the Company (the "Purchase"); and (b)	the Company will pay certain
amounts to all but one of the Minority Shareholders until the date of the Purchase.

As of the date hereof, the Purchase has not occurred, and the Amount has not been paid by the Company to the Minority Shareholders. On July 15, 2007, Mark Dumouchel, as representative of the Minority Shareholders, signed the following statement:

"As the representative of the minority shareholders (the "Minority Shareholders") of D.A.W., Inc. ("DAW") and F.M.T. Franchise Co., Inc. ("FMT"), I, Mark Dumouchel, hereby state that the Minority Shareholders do not presently intend to (a) take any action with respect to any provisions of either the Shareholders' Agreement, dated as of August 5, 1996, by and among the Minority Shareholders, DAW, FMT and Nyer Medical Group, Inc. or the Agreement, dated as of August 9, 2006, by and among the same parties or (b) enforce any remedies available to them under either of such agreements. These statements represent the Minority Shareholders' intentions as of the date hereof only and no assurance can be given that such intentions will not change in the future, whether or not there occurs any change of circumstances."



Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1 Statement, dated July 15, 2007, of representative of certain shareholders of D.A.W., Inc. and F.M.T. Franchise Co., Inc.











                              SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   Nyer Medical Group, Inc.


 Date: July 16, 2007               By: /s/ Karen L. Wright
                                           ---------------
                                           Karen L. Wright
                                           Chief Executive Officer











































STATEMENT

As the representative of the minority shareholders (the "Minority Shareholders") of D.A.W., Inc. ("DAW") and F.M.T. Franchise Co., Inc.
("FMT"), I, Mark Dumouchel, hereby state that the Minority Shareholders do not presently intend to (a) take any action with respect to any provisions of either the Shareholders' Agreement, dated as of August 5, 1996, by and among the Minority Shareholders, DAW, FMT and Nyer Medical Group, Inc. or the Agreement, dated as of August 9, 2006, by and among the same parties or (b) enforce any remedies available to them under either of such agreements. These statements represent the Minority Shareholders' intentions as of the date hereof only and no assurance can be given that such intentions will not change in the future, whether or not there occurs any change of circumstances.


Date    July 15, 2007
        -------------


By  /s/ Mark A. Dumouchel
        -----------------
        Mark A. Dumouchel,
        Minority Shareholder and representative for Lucille Curry, Michael Curry, David Dumouchel, Wayne Gunter and Donato Mazzola (remaining Minority Shareholders).